UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2018

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective May 18, 2018, Idera Pharmaceuticals, Inc. (the “Company”) entered into a clinical trial collaboration and supply agreement (the “Collaboration and Supply Agreement”) with Bristol-Myers Squibb Company (“BMS”) to clinically evaluate the combination of the Company’s TLR-9 agonist IMO-2125 with BMS’s therapy YERVOY® (ipilimumab).

Under the Collaboration and Supply Agreement, the Company will sponsor, fund and conduct the Company’s ongoing global, open-label, multi-center Phase 3 clinical trial of tilsotolimod (IMO-2125) in combination with YERVOY® entitled “A Randomized Phase 3 Comparison of IMO-2125 with Ipilimumab versus Ipilimumab Alone in Patients with Anti-PD-1 Refractory Melanoma” in accordance with an agreed-upon protocol (the “Trial”). The Company refers to the Trial as ILLUMINATE-301.  Under the Collaboration and Supply Agreement, BMS has granted to the Company a non-exclusive, non-transferrable, royalty-free license (with a right to sublicense) under its intellectual property to use YERVOY® in the Trial and has agreed to manufacture and supply YERVOY®, at its cost and for no charge to the Company, for use in the Trial.

Unless earlier terminated, the Collaboration and Supply Agreement will remain in effect until (a) the completion of the Trial, (b) all related Trial data has been delivered to both parties and (c) the completion of any statistical analyses and bioanalyses contemplated by the Trial protocol or any analysis otherwise agreed upon by the parties. The Collaboration and Supply Agreement may be terminated by either party (i) in the event of an uncured material breach by the other party, (ii) in the event the other party is insolvent or in bankruptcy proceedings or (iii) for safety reasons. Upon termination, the licenses granted to the Company to use YERVOY® in the Trial will terminate.

The foregoing description of the Collaboration and Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the Collaboration and Supply Agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

Date: May 24, 2018	By:	/s/ Louis J. Arcudi, III
Louis J. Arcudi, III
Senior Vice President of Operations, Chief Financial Officer and Treasurer

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